SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 19, 2007
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
EXHIBITS
SIGNATURES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C., 20549

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2006, Weyerhaeuser Company filed with the Securities and Exchange Commission (SEC) its Annual Report on Form 10-K for the fiscal year ended December 25, 2005 (Form 10-K). This Current Report on Form 8-K is being filed to recast certain financial information and footnotes from that Form 10-K.

Financial results of the company’s North American and Irish composites operations, which were sold in July and November, 2006, respectively, have been reclassified as discontinued operations as discussed in Note 23: Discontinued Operations. The accompanying consolidated statement of earnings and consolidated balance sheet have been recast to reflect these additional discontinued operations. The consolidated balance sheet presentation of discontinued operations as of December 26, 2004, has also been recast to include the current and noncurrent balances of assets and liabilities of discontinued operations in their respective classifications.

During the second quarter of 2006, the company corrected the classification of rebates made on sales of certain wood products. In addition, the company corrected the classification of certain internal sales between Wood Products businesses that were previously reported as intersegment sales. As a result, balances for third-party and intersegment sales of the Wood Products segment have been reclassified to reflect these corrections. The classification correction resulted in a net decrease to consolidated third-party sales and revenues on the accompanying consolidated statement of earnings, but had no impact on contribution to earnings of any segment.

For additional information regarding the consolidated financial statements and footnotes that have been recast to reflect these changes, refer to Note 28: Recast Financial Information.

This Form 8-K only recasts the consolidated financial statements and footnotes of the Form 10-K for the fiscal year ended December 25, 2005, for the items set forth above. In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Form 10-K, except for the matters discussed in Note 24: Subsequent Events, no attempt has been made in this Form 8-K to reflect events occurring after the filing of the Form 10-K or to otherwise modify or update such disclosures except as required to reflect the effects of the items discussed above. Other events occurring after the filing of the Form 10-K or other disclosures necessary to reflect material subsequent events have been addressed in the company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 26, 2006, June 25, 2006, and September 24, 2006, or on other Current Reports on Form 8-K, as have been filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) The following items are filed as exhibits to this report:

99.1	Consolidated financial statements of Weyerhaeuser Company for the period ended December 25, 2005 dated January 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman
Its:	Vice President and
Chief Accounting Officer

Date: January 19, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Consolidated financial statements of Weyerhaeuser Company for the period ended December 25, 2005 dated January 19, 2007